SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2001

WALL STREET DELI, INC.
(Exact name of registrant as specified in its Charter)

DELAWARE	0-11271	63-0514240

(State of Incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

One Independence Plaza, Suite 100
Birmingham, Alabama 35209
(Address of principal executive offices)

(205) 870-0020
(Registrant’s telephone number)

ITEM 5.   OTHER EVENTS.

     On June 18, 2001, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated June 18, 2001 issued by the registrant.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2001	/s/ Jeffrey V. Kaufman

JEFFREY V. KAUFMAN
President